Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF
Schedule of Investments
January 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 14.8%
Advertising Sales - 1.7%
Clear Channel Outdoor Holdings, Inc. (a)	1,491,505	$4,071,809
Computer Software - 4.3%
InterXion Holding NV (a)	119,579	10,406,960
Real Estate Operations/Development - 1.3%
Landmark Infrastructure Partners LP	185,747	3,241,285
Telecom Services - 7.5%
GDS Holdings Ltd. - ADR - Class A (a)(b)	219,101	11,329,713
Switch, Inc. - Class A (b)	423,934	6,782,944
		18,112,657
TOTAL COMMON STOCKS (Cost $32,749,555)		35,832,711

EXCHANGE TRADED FUNDS - 0.0% (c)
Finance and Insurance - 0.0% (c)
Vanguard Real Estate ETF	603	56,640
TOTAL EXCHANGE TRADED FUNDS (Cost $55,397)		56,640

REAL ESTATE INVESTMENT TRUSTS - 85.1%
Diversified - 72.3%
American Tower Corp.	159,338	36,924,988
CoreSite Realty Corp. (b)	89,675	10,532,329
Crown Castle International Corp. (b)	255,154	38,232,275
Digital Realty Trust, Inc. (b)	84,052	10,337,555
Equinix, Inc.	60,018	35,394,415
Lamar Advertising Co. - Class A (b)	122,977	11,413,495
Outfront Media, Inc.	407,588	12,121,667
SBA Communications Corp.	43,396	10,829,906
Uniti Group, Inc. (b)	1,387,630	8,783,698
		174,570,328
Warehouse/Industrial - 12.8%
CyrusOne, Inc.	163,443	9,945,507
Iron Mountain, Inc. (b)	316,583	10,007,189
QTS Realty Trust, Inc. - Class A (b)	191,604	10,898,435
		30,851,131
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $197,441,575)		205,421,459

SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 1.50% (d)	188,785	188,785
TOTAL SHORT-TERM INVESTMENTS (Cost $188,785)		188,785

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 19.4%
Mount Vernon Liquid Assets Portfolio, LLC 1.77% (d)	46,839,148	46,839,148
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $46,839,148)		46,839,148

Total Investments (Cost $277,274,460) - 119.4%		288,338,743
Liabilities in Excess of Other Assets - (19.4)%		(46,943,083)
TOTAL NET ASSETS - 100.0%		$241,395,660

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or portion of this security is on loan as of January 31, 2020. The total value of securites on loan is $45,207,178 or 18.7% of net assets.
(c)	Less than 0.05%.
(d)	The rate shown is as of January 31, 2020.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaqy Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 35,832,711	$ -	$ -	$ -	$ 35,832,711
Exchange Traded Funds	56,640	-	-	-	56,640
Real Estate Investment Trusts	205,421,459	-	-	-	205,421,459
Short-Term Investments	188,785	-	-	-	188,785
Investments Purchased with Proceeds from Securities Lending	-	-	-	46,839,148	46,839,148
Total Investments in Securities	$ 241,499,595	$ -	$ -	$ 46,839,148	$ 288,338,743
^ See Schedule of Investments for industry breakouts.
For the period ended January 31, 2020, the Fund did not recognize any transfers to or from Level 3.